UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22870

Investment Company Act file number

Stone Ridge Trust II

(Exact name of registrant as specified in charter)

405 Lexington Avenue, 55th Floor

New York, New York 10174

(Address of principal executive offices) (Zip code)

Stone Ridge Asset Management LLC

405 Lexington Avenue, 55th Floor

New York, New York 10174

(Name and address of agent for service)

(855)-609-3680

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2014

Date of reporting period: October 31, 2014

Item 1. Reports to Stockholders.

Shareholder Letter

December 2014

Dear Fellow Shareholder,

Each year, I find myself in deeper awe of the power of beta, and with a building sense of humility. The more I learn about beta, the more I realize how much there is to know and how much I want to know. There’s beauty in beta.

At Stone Ridge, we study beta while standing on the shoulders of giants. In recent decades, pioneering asset management firms have made access to various equity and fixed income risk premiums – to betas – widely available. For example, the idea of a fund with only small-cap stocks was radical and groundbreaking in 1981 when Dimensional Fund Advisors (DFA) launched their version and they’ve blazed the trail. Another giant, Vanguard, has delivered one breakthrough idea after another. We are grateful for their leadership.

Stone Ridge is honored to contribute our part to the history of innovation in asset management. We offer broad access to the reinsurance risk premium and the variance risk premium (VRP), both valuable, diversifying betas that can complement a traditional portfolio. Our product development philosophy is anti-fad and focuses only on index-like businesses that we believe deserve to be permanent, strategic holdings in our clients’ portfolios.

Today, Stone Ridge serves over 100 institutional clients. We manage 11 reinsurance and VRP funds with a close-knit team of world-class professionals who make accessing these risk premiums possible. Although 71% of the firm has advanced degrees and 19% have Ph.D.’s, an advanced degree is not a requirement to join Stone Ridge. The only non-negotiable musts: a sense of wonder and a commitment to personal improvement.

On our path we seek to add extraordinary individuals, but slowly. Recruiting at Stone Ridge requires candidates go through a minimum of 15-20 interviews, including two full rounds with each member of our Management Committee. And because actions speak louder than words, the completion and presentation of a challenging 3-7 day project is the final element. The bar to join Stone Ridge is exceptionally high and we are not in a rush.

There are other filters. Our firm’s principles – Focus. Be Humble. Be Kind. – don’t work for everyone. In fact, they repel many traditional Wall Street types. But for those our principles do attract, the attraction is powerful. Our team feels privileged to work with each other. By design, we have non-overlapping skill sets, so we depend on each other. Every member of the team is motivated to hold up their end of the bargain. We wouldn’t dare let each other down. There are still other filters. In a short attention span culture that demands immediate results often based on shortcuts, Stone Ridge is a firm that values practice for its own sake. During the vast, vast majority of our practice time, we’re on our own personal plateaus where progress isn’t tangible. This pre-breakthrough practice time, arduous and unavoidable, doesn’t work for everyone. In particular, it repels the instant gratification types.

My view on practice filters through our whole firm. I invite you to come visit our offices at some point over the next year. Our office is such a special place to us. It is our dojo. It is where we go to train. We keep it clean. There’s no dust in the corners. That’s because it is our place of practice. And we are not looking to master reinsurance or master VRP. We are looking to master practice.

While our recruiting process can take several months from beginning to end, once aboard a new teammate finds a work environment unlike anything they have ever known. We do not ask them “what can you do for Stone Ridge?” Instead, we ask “what can Stone Ridge do for you?” How can we accelerate your career? How can we give you a platform to shine? My most important leadership task is to help already exceptional and ambitious people realize that they are far more talented, far more capable, and far more responsible than even they themselves believed prior to joining the firm. The net result of our approach to building a firm: we’ve had zero employee turnover.

2	Stone Ridge Funds	Annual Report	October 2014

Shareholder Letter

Stone Ridge works for its employees, but how does it work for its clients? Our portfolios have taken many hits including material losses from both Malaysian Airlines crashes, a refinery explosion in Russia, devastating blizzards in Japan, and Hurricane Odile which wrecked Cabo San Lucas. However, if you calculate our total returns – simply take our trading profits across all of our products each month since our first funds were fully invested in July 2013, subtract all fees and expenses, and divide by our firm-wide AUM – the total Stone Ridge fund complex has been profitable 16 out of the last 17 months, the annualized return was 11.3%, the single monthly loss was 0.02%, and the ratio of annualized return to volatility (Sharpe Ratio) was 5 to 1.

Our performance during this period is unsustainable and materially understates the true risk of our strategies. Do not get lulled into a false sense of security when you look at the consistency of our past performance. In some future years, there will be tragic earthquakes and hurricanes. There will be market crashes. Our funds will have sharp drawdowns. Nevertheless, our performance to date is real, we did it on billions of dollars of assets, and our clients – who took a chance on a firm and a set of strategies no one had ever heard of – have been well rewarded for their vision and courage.

Our firm is most proud of the 50/50 partnership we have with you, our clients. We are on the path together. You contribute the capital necessary to sustain and propel groundbreaking product development. We contribute our collective careers’ worth of experience in sourcing, structuring, execution, and risk management. Together, it works. In that spirit, I offer my deepest gratitude to you for sharing responsibility for your wealth with us this year. We look forward to serving you again in 2015.

Sincerely,

Ross L. Stevens

Founder, CEO

Standardized returns as October 31, 2014 for: VRLIX 1Yr=7.95%; VRSIX 1Yr=2.85%; VRPIX 1Yr = 6.02%; VRFIX since inception (2/11/2014) = 0.47%; VRMIX since inception (2/11/2014)=3.05%; VRIIX since inception (2/11/14) = 0.92%; SREIX 1Yr=8.39%; SHRIX 1Yr=9.44%; SRRIX since inception (12/9/2013)=8.40%. Returns over one year are annualized. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Results for funds are net of fees and reflect the reinvestment of dividends and earnings. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent quarter end may be obtained by calling 855-609-3680.

The gross expense ratio for the funds: VRLIX 1.65%; VRSIX 1.80%; VRFIX 1.50%; VRMIX 1.55%; SREIX 1.89%; SHRIX 1.98%; SRRIX 2.43%; VRPIX 1.75%; VRIIX 1.62%.

The opinions expressed are those of Stone Ridge Asset Management through the end of the period of this report, are subject to change, and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Past performance is no guarantee of future results.

The Funds are generally available only to registered investment advisors (“RIAs”) meeting certain qualifications and that have completed a training program provided by the Advisor. Before allocating shares of the Funds to a client’s account, RIAs should carefully consider the Fund’s risks and

Stone Ridge Funds	Annual Report	October 2014	3

Shareholder Letter

investment objectives, as investing in the Funds may not be appropriate for all clients and is not designed to be a complete investment program. An investment in the Fund involves a high degree of risk. The event-linked securities in which the Fund invests are considered “high yield” or “junk bonds”. It is possible that investing in the Fund may result in a loss of some or all of the amount invested. Before making an investment/allocation decision, an RIA should (i) consider the suitability of this investment with respect to a client’s investment objectives and individual situation and (ii) consider factors such as a client’s net worth, income, age, and risk tolerance. Allocation to client accounts should be avoided where a client has a short-term investing horizon and/or cannot bear the loss of some or all of their investment.

Mutual fund investing involves risk; Principal loss is possible. Event-linked, catastrophe bonds and reinsurance related securities carry large uncertainties and major risk exposures to adverse conditions. If a trigger event, as defined within the terms of the bond (such as a major natural disaster), involves losses or other metrics exceeding a specific magnitude in the geographic region and time period specified therein, the Fund may lose a portion or all of its investment in such security, including accrued interest and/or principal invested in such security. The Funds may invest in illiquid or restricted securities which may be difficult or impossible to sell at a time that the Funds would like or at the price that the Fund believes the security is worth. For additional risks, please refer to the prospectus.

The U.S. Master Variance Risk Premium Fund, U.S. Variance Risk Premium Fund, and U.S. Small Cap Variance Risk Premium funds’ use of derivatives can lead to losses because of adverse movements in the price or value of the asset, index, rate or instrument underlying a derivative, due to failure of counterparty or due to tax or regulatory constraints. Derivatives may create economic leverage in the Fund, which magnifies the Fund’s exposure to the underlying investment. When derivatives are used to gain or limit exposure to a particular market or market segment, their performance may not correlate as expected to the performance of such market thereby causing the Fund to fail to achieve its original purpose for using such derivatives. The use of derivatives involves the exercise of specialized skill and judgment, and a transaction may be unsuccessful in whole or in part because of market behavior or unexpected events. Derivative instruments may be difficult to value, may be illiquid, and may be subject to wide swings in valuation caused by changes in the value of the underlying instrument. Investing in an ETF exposes the Fund to all of the risks of that ETF’s investments. As a result, the cost of investing in ETF shares may exceed the costs of investing directly in its underlying investments. ETF shares trade on an exchange at a market price which may vary from the ETF’s net asset value. The Fund is subject to leveraging risk. Leverage magnifies the Fund’s exposure to declines in the value of one or more underlying investments or creates investment risk with respect to a larger pool of assets than the Fund would otherwise have. The stocks of smaller, less seasoned companies are generally subject to greater price fluctuations, limited liquidity, higher transaction costs and higher investment risk. If, in any year, the Fund fails to qualify as a RIC under the Code for any reason, such a failure would have a material adverse effect on the Fund and its shareholders.

This information is intended for the shareholders of the Funds and is not for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The Stone Ridge Funds are distributed by Quasar Distributors, LLC.

Beta is a measure of volatility of a security or portfolio in comparison to the market as a whole.

Sharpe Ratio uses standard deviation to measure a fund’s risk adjusted returns. The higher the Sharpe Ratio, the better a fund’s returns have been relative to the risk it has taken on.

4	Stone Ridge Funds	Annual Report	October 2014

ALLOCATION OF PORTFOLIO HOLDINGS AT OCTOBER 31, 2014 (Unaudited)

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND PORTFOLIO ALLOCATION BY YEAR OF SCHEDULED MATURITY

2016	$17,630,282	1.8%

2017	72,648,861	7.2%

2018	56,096,642	5.6%

2019	27,163,429	2.7%

Not Applicable	827,948,993	82.6%

Other(1)	849,681	0.1%
	$1,002,337,888

(1) Cash, cash equivalents, and other assets less liabilities

FUND PERFORMANCE DATA (Unaudited)

Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In the absence of fee waivers and reimbursements, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

The Bank of America (BofA) Merrill Lynch 3-Month U.S. Treasury Bill Index is an index of short-term U.S. Government securities with a remaining term to final maturity of less than three months. Index figures do not reflect any deduction of fees, taxes or expenses, and are not available for investment.

TOTAL RETURNS (FOR PERIOD ENDED OCTOBER 31, 2014)
Since Inception (12/9/13)
Stone Ridge Reinsurance Risk Premium Interval Fund	8.40%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.04%

Stone Ridge Funds	Annual Report	October 2014	5

Schedule of Investments	October 31, 2014

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

EVENT LINKED BONDS - 15.3%	PRINCIPAL AMOUNT	FAIR VALUE
FINANCIAL SERVICES - 15.3%

Global - 2.9%
IBRD Re 2014-1 6.500%, 06/07/2017 (a)(b)(c)	$5,000,000	$5,093,500
Kilimanjaro Re 2014-1 Class B 4.515%, 04/30/2018 (a)(b)(c)	14,504,000	14,700,529
Loma Re 2013-1 A 9.765%, 01/08/2018 (a)(b)(c)	335,000	357,278
Loma Re 2013-1 B 12.015%, 01/08/2018 (a)(b)(c)	1,005,000	1,086,355
Loma Re 2013-1 C 17.015%, 01/08/2018 (a)(b)(c)	1,739,000	1,877,337
Market Re 2014-4 Class A 4.000%, 07/15/2016 (a)(b)(c)	2,802,000	2,813,208
Market Re 2014-4 Class B 4.000%, 07/15/2016 (a)(b)(c)	1,019,000	1,023,076
Venterra Re 2013-1 A 3.765%, 01/09/2017 (a)(b)(c)	2,154,000	2,203,434

		29,154,717

United States - 12.4%
Alamo Re 6.350%, 06/07/2017 (a)(b)(c)	892,000	934,816
Armor Re 4.015%, 12/15/2016 (a)(b)(c)	1,000,000	1,014,800
Citrus Re 2014-1 4.265%, 04/18/2017 (a)(b)(c)	7,410,000	7,498,920
Citrus Re 2014-2 3.765%, 04/24/2017 (a)(b)(c)	1,483,000	1,496,866
East Lane Re VI 2.765%, 03/14/2018 (a)(b)(c)	14,443,000	14,513,049
Everglades Re 2014 7.515%, 04/28/2017 (a)(b)(c)	17,758,000	18,642,348
Gator Re 2014 6.515%, 01/09/2017 (a)(b)(c)	13,724,000	14,078,765
Golden State Re II 2.215%, 01/08/2019 (a)(b)(c)	5,400,000	5,395,680
Kilimanjaro Re 2014-1 Class A 4.765%, 04/30/2018 (a)(b)(c)	9,740,000	10,069,699
Pelican Re 2013-1 A 6.015%, 05/15/2017 (a)(b)(c)	4,000,000	4,194,400
Residential Re 2014-1 10 15.015%, 06/06/2018 (a)(b)(c)	10,338,000	10,585,078
Residential Re 2014-1 13 3.515%, 06/06/2018 (a)(b)(c)	2,859,000	2,907,317
Riverfront Re 2014 4.015%, 01/06/2017 (a)(b)(c)	4,022,000	4,067,650
Sanders Re 2014-1 D 3.915%, 05/28/2019 (a)(b)(c)	21,295,000	21,767,749
Sanders Re 2014-2 3.915%, 06/07/2017 (a)(b)(c)	4,927,000	5,038,843
Skyline Re 2014-1 A 14.015%, 01/23/2017 (a)(b)(c)	2,166,000	2,252,640

		124,458,620

TOTAL EVENT LINKED BONDS (Cost $150,120,328)		153,613,337

	PRINCIPAL AMOUNT	FAIR VALUE
PARTICIPATION NOTES (QUOTA SHARES) - 2.0%

FINANCIAL SERVICES - 2.0%

Global - 2.0%
Eden Re 2014-1 04/21/2017 (a)(d)(e)(f) (Cost: $6,250,000; Acquisition Date: 12/31/2013)	$6,250,000	$7,146,679
Silverton Re 2014-1 09/16/2016 (a)(d)(e)(f) (Cost: $10,175,000; Acquisition Date: 12/18/2013)	10,000,000	12,779,198

TOTAL PARTICIPATION NOTES (QUOTA SHARES) (Cost $16,425,000)		19,925,877

	SHARES
PREFERENCE SHARES (QUOTA SHARES) - 77.7%
FINANCIAL SERVICES - 77.7%
Global - 63.0%
Acadia (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $51,881,538; Acquisition Date: 12/27/2013)	100	53,125,517
Altair Re II (a)(d)(e) (Cost: $25,000,000; Acquisition Date: 12/27/2013)	25,000,000	26,865,000
Axis Ventures Re Cell 0001 Class A (a)(d)(e)(f) (Cost: $40,000,000; Acquisition Date: 12/30/2013)	500,000	44,838,470
Biscayne (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $28,710,347; Acquisition Date: 04/30/2014)	29,293	30,748,936
Carlsbad (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $100; Acquisition Date: 04/01/2014)	100	100
Carlsbad 2 (Kane Segregated Account Company) (a)(e)(f) (Cost: $20,050,576; Acquisition Date: 04/28/2014)	20,051	19,581,482
Carpathian (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $15,646,064; Acquisition Date: 02/06/2014)	15,646	18,827,309
Decker (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $18,870,785; Acquisition Date: 12/26/2013)	100	23,885,139
Hudson Alexander (Mt. Logan Re) (a)(d)(e)(f) (Cost: $40,000,000; Acquisition Date: 01/02/2014)	40,000	$43,007,361
Hudson Charles (Mt. Logan Re) (a)(d)(e)(f) (Cost: $30,000,000; Acquisition Date: 01/02/2014)	30,000	36,517,955

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

6	Stone Ridge Funds	Annual Report	October 2014

Schedule of Investments	October 31, 2014

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE
PREFERENCE SHARES (QUOTA SHARES) - 77.7%
FINANCIAL SERVICES - 77.7%
Global - 63.0% (continued)
Hudson Charles 2 (Mt. Logan Re) (a)(d)(e)(f) (Cost: $8,465,500; Acquisition Date: 04/02/2014)	8,466	9,990,703
Hudson Charles 3 (Mt. Logan Re) (a)(d)(e)(f) (Cost: $14,650,000; Acquisition Date: 06/19/2014)	14,650	16,920,676
Hudson Paul (Mt. Logan Re) (a)(d)(e)(f) (Cost: $30,000,000; Acquisition Date: 01/02/2014)	30,000	37,590,284
Hudson Paul 3 (Mt. Logan Re) (a)(d)(e)(f) (Cost: $8,465,500; Acquisition Date: 04/02/2014)	8,466	10,021,443
Innsbruck (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $23,690,670; Acquisition Date: 02/18/2014)	23,691	25,075,870
Leggett 1 (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $25,671,804; Acquisition Date: 12/27/2013)	100	27,542,223
Leggett 2 (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $25,225,438; Acquisition Date: 12/27/2013)	100	28,539,574
Minnewaska (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $10,046,063; Acquisition Date: 05/30/2014)	10,046	10,873,172
Mohonk (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $75,061,438; Acquisition Date: 12/24/2013)	100	89,952,740
Mulholland (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $15,028,722; Acquisition Date: 12/26/2013)	100	19,199,755
Skytop (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $13,791,625; Acquisition Date: 01/09/2014)	100	16,936,950
Victoria (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $4,800,502; Acquisition Date: 01/30/2014)	4,801	4,004,249
Yellowstone (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $33,061,438; Acquisition Date: 01/08/2014)	100	37,952,025

		631,996,933

	SHARES	FAIR VALUE

Non-United States - 1.7%
Awosting (Kane Segregated Account Company) (a)(e) (Cost: $18,523,904; Acquisition Date: 12/27/2013)	100	$16,834,817

United States - 13.0%
Axis Venture Re Cell 0002 (a)(d)(e)(f) (Cost: $25,000,000; Acquisition Date: 08/29/2014)	250,000	20,975,493
Bayswater (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $26,899,465; Acquisition Date: 06/16/2014)	26,899	21,352,359
Latigo (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $25,059,282; Acquisition Date: 01/06/2014)	100	28,015,298
Marbletown (Kane Segregated Account Company) (a)(e)(f) (Cost: $6,267,238; Acquisition Date: 04/29/2014)	6,267	6,123,342
Rondout (Kane Segregated Account Company) (a)(d)(e)(f) (Cost: $50,046,063; Acquisition Date: 06/19/2014)	50,046	53,658,686

		130,125,178

TOTAL PREFERENCE SHARES (QUOTA SHARES) (Cost $709,914,061)		778,956,928

PRIVATE FUND UNITS - 4.9%
FINANCIAL SERVICES - 4.9%

Global - 4.9%
Aeolus Property Catastrophe Keystone Fund (a)(d)(e)(f) (Cost: $12,500,000; Acquisition Date: 01/01/2014)	12,500	14,706,610
Aeolus Property Catastrophe Midyear Keystone Fund (a)(d)(e)(f) (Cost: $30,000,000; Acquisition Date: 05/23/2014)	30,000	34,285,455

TOTAL PRIVATE FUND UNITS (Cost $42,500,000)		48,992,065

SHORT-TERM INVESTMENTS - 0.2%

Money Market Funds - 0.2%
Fidelity Institutional Money Market Funds - Money Market Portfolio - Institutional Class - 0.04% (g)	397,617	397,617
First American Government Obligations Fund - Class Z - 0.01% (g)	397,617	397,617
First American Prime Obligations Fund - Class Z - 0.02% (g)	397,616	397,616
Short Term Investments Trust - Liquid Assets Portfolio - Institutional Class - 0.06% (g)	397,617	397,617

The accompanying footnotes are an integral part of these Schedules of Investments.	(Continued)

Stone Ridge Funds	Annual Report	October 2014	7

Schedule of Investments	October 31, 2014

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND

	SHARES	FAIR VALUE

Money Market Funds - 0.2% (continued)
Short Term Investments Trust - Treasury Portfolio - Institutional Class - 0.01% (g)	397,617	$397,617

TOTAL SHORT-TERM INVESTMENTS (Cost $1,988,084)		1,988,084

TOTAL INVESTMENTS - 100.1% (Cost $920,947,473)		$1,003,476,291

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.1)%		(1,138,403)

TOTAL NET ASSETS - 100.0%		$1,002,337,888

Country shown is geographic area of peril risk.

Percentages are stated as a percent of net assets.

(a)	Foreign issued security. Total foreign securities by country of domicile are $1,001,488,207. Foreign concentration is as follows: Bermuda: 96.2%, Cayman Islands: 3.2% and Supranational: 0.5%.
(b)	Security is restricted to resale to institutional investors. The Fund’s Adviser has deemed this security to be liquid based upon procedures approved by the Board of Trustees. The aggregate value of these securities at October 31, 2014 was $153,613,337 which represented 15.3% of net assets.
(c)	Variable rate security. The rate shown is as of October 31, 2014.
(d)	Non-income producing security.
(e)	Security is restricted to resale. The aggregate value of these securities at October 31, 2014 was $847,874,870 which represented 84.6% of net assets.
(f)	Security is fair valued by the Adviser pursuant to procedures approved by the Board of Trustees. The aggregate value of these securities is $804,175,053 which represents 80.2% of net assets.
(g)	Rate shown is the 7-day effective yield.

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard and Poor Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying footnotes are an integral part of these Schedules of Investments.

8	Stone Ridge Funds	Annual Report	October 2014

Statement of Assets and Liabilities	October 31, 2014

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
ASSETS:
Investments, at fair value(1)	$1,003,476,291
Interest receivable	1,013,413
Deferred offering expenses (See Note 6)	136,257
Other assets	53,340
Total assets	1,004,679,301
LIABILITIES:
Payable to Investment Adviser	1,682,435
Payable for Chief Compliance Officer compensation	5,001
Payable to Trustees	16,545
Accrued service fees	194,302
Other accrued expenses	443,130
Total liabilities	2,341,413
Total net assets	$1,002,337,888

NET ASSETS CONSIST OF:
Capital stock	$929,999,894
Accumulated net investment loss	(10,190,823)
Unrealized appreciation on:
Investments and foreign currency translation	82,528,817
Total net assets	$1,002,337,888

Net Assets	$1,002,337,888
Shares outstanding	92,428,183
Net asset value, offering and redemption price per share	$10.84

(1) Cost of Investments	$920,947,473

The accompanying notes are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 2014	9

Statement of Operations	For the period ended October 31, 2014(1)

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
INVESTMENT INCOME:
Dividend income	$2,642,619
Interest income	4,617,901
Total investment income	7,260,520

EXPENSES
Advisory fees	14,428,379
Legal fees	784,765
Service fees	721,419
Fund accounting and administration fees	700,340
Offering costs	161,223
Audit and tax related fees	100,003
Transfer agency fees and expenses	84,998
Chief Compliance Officer fees	55,001
Trustees fees and expenses	54,352
Custody fees	44,987
Federal and state registration fees	31,726
Other expenses	356,559
Total net expenses	17,523,752
Net investment loss	(10,263,232)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS :
Net realized gain (loss) on:
Investments	51,352
Foreign currency translation	(10,575)
Net change in unrealized appreciation (depreciation) on:
Investments	83,736,934
Foreign currency translation	(1,208,117)
Net realized and unrealized gain	82,569,594
Net increase in net assets resulting from operations	$72,306,362

(1)	Commenced operations on December 9, 2013.

The accompanying notes are an integral part of these Financial Statements.

10	Stone Ridge Funds	Annual Report	October 2014

Statement of Changes in Net Assets	Period ended October 31, 2014

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND(1)
OPERATIONS:
Net investment loss	$(10,263,232)
Net realized gain (loss) on:
Investments	51,352
Foreign currency translation	(10,575)
Net change in unrealized appreciation (depreciation) on:
Investments	83,736,934
Foreign currency translation	(1,208,117)
Net increase in assets resulting from operations	72,306,362

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	945,935,385
Cost of shares redeemed	(16,003,859)
Net increase in net assets from capital share transactions	929,931,526
Total increase in net assets	1,002,237,888

NET ASSETS:
Beginning of period	100,000
End of period	$1,002,337,888

Accumulated net investment loss	$(10,190,823)

(1)	Commenced operations on December 9, 2013.

The accompanying notes are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 2014	11

Statement of Cash Flows	For the Period Ended October 31, 2014

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND(1)
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$72,306,362
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized and unrealized gain on investments:	(82,580,169)
Amortization of premium	6,673
Changes in assets and liabilities:
Interest receivable	(1,013,413)
Deferred offering expenses	(136,257)
Payable to Investment Adviser	1,682,435
Payable to Trustees	16,545
Accrued service fees	194,302
Payable for Chief Compliance Officer compensation	5,001
Accrued expenses and other liabilities	443,130
Other assets	(53,340)
Purchases of investments	(941,008,526)
Proceeds from sale of investments	22,093,816
Net purchases and sales of short-term investments	(1,988,085)
Net cash used in operating activities	(930,031,526)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	945,935,385
Payment on shares redeemed	(16,003,859)
Net cash provided by financing activities	929,931,526
Net decrease in cash	(100,000)
Cash, beginning of period	100,000
Cash, end of period	$—

(1)	Commenced operations on December 9, 2013.

The accompanying notes are an integral part of these Financial Statements.

12	Stone Ridge Funds	Annual Report	October 2014

Financial Highlights	October 31, 2014

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	Period Ended October 31, 2014(1)
Per Share Data:
Net Asset Value, Beginning of Period	$10.00
Income (Loss) from Investment Operations
Net Investment Loss(2)	(0.13)
Net Realized and Unrealized Gains on Investments	0.97

Total from Investment Operations	0.84

Less Distributions to Shareholders
Dividends from Net Investment Income	—
Dividends from Net Realized Gains	—

Total Distributions	—

Net Asset Value, End of Period	$10.84

Total Return	8.40%	(3)
Supplemental Data and Ratios:
Net Assets, End of Period (000s)	$1,002,338
Ratio of Expenses to Average Net Assets	2.43%	(4)
Ratio of Net Investment Loss to Average Net Assets	(1.42)%	(4)
Portfolio Turnover Rate	0.56%	(3)

(1)	The Fund commenced operations on December 9, 2013.
(2)	Net investment loss per share has been calculated based on average shares outstanding during the period.
(3)	Not annualized.
(4)	Annualized.

The accompanying notes are an integral part of these Financial Statements.

Stone Ridge Funds	Annual Report	October 2014	13

Notes to Financial Statements	October 31, 2014

1. Organization

Stone Ridge Trust II (the “Trust”) was organized as a Delaware statutory trust on July 17, 2013, and is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as a continuously-offered closed-end management investment company issuing shares. As of October 31, 2014, the Trust consisted of one series (the “Fund”): the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Reinsurance Risk Premium Interval Fund”). The Fund commenced operations on December 9, 2013. The Fund offers one class of shares to investors with no front-end or back-end sales charges, a 0.10% shareholder service fee, no 12b-1 fees and does not charge a redemption fee. There are an unlimited number of authorized shares.

The Fund has an interval fund structure pursuant to which the Fund, subject to applicable laws, will conduct quarterly repurchase offers typically for 7.5% of the Fund’s outstanding shares at net asset value subject to approval of the Board of Trustees and in all cases such repurchases will be for at least 5% and not more than 25% of the Fund’s outstanding shares. In connection with any given repurchase offer, it is possible that the Fund may offer to repurchase only the minimum amount of 5% of its outstanding shares. It is also possible that a repurchase offer may be oversubscribed, with the result that shareholders may only be able to have a portion of their shares repurchased. The Fund does not currently intend to list its shares for trading on any national securities exchange. There is no secondary trading market in the Shares. The Shares are, therefore, not readily marketable.

The investment objective of Fund is to achieve long-term capital appreciation. The Fund seeks to achieve this objective by investing in event-linked bonds, Quota Shares and, to a lesser extent, event-linked swaps, equity securities and derivatives of equity securities of companies in the reinsurance industry.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

(a) Investment Valuation and Fair Value Measurement In determining the net asset value (“NAV”) of the Fund’s shares, investments in open-end mutual funds, including money market funds, are generally priced at the ending NAV provided by the service agent of the Trust. Investments in closed-end mutual funds are valued at the last sale price on the exchange on which the shares are primarily traded.

Debt securities with a remaining maturity in excess of 60 days, including corporate debt securities and municipal debt securities, collateralized mortgage obligations, loans, and other asset-backed securities are valued daily using the mean between the closing bid and asked prices provided by either a pricing service or two independent brokers. Debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates fair value.

Event-linked bonds (catastrophe bonds) are valued using average firm bids from at least two independent brokers or at least one firm bid from an independent market maker. In the event that the Trust’s pricing vendor is unable to provide two independent broker firm bids or a market maker firm bid for event-linked bonds the Adviser will use an indicative price or firm bid as the price of the security (or average, if multiple such prices) provided that the Adviser Valuation Committee (the “Committee”) (comprised of officers of the Adviser and established pursuant to the policies and procedures adopted by the Board) determines that the indicative price or firm bid is reasonable. The Committee will use internal and/or independent external models to generate marks for the security. If the internal and/or independent external marks are within a predetermined range of the indicative price or firm bid, then the Committee may deem the indicative price or firm bid as reasonable. If the pricing sources above are not available, the Committee will fair value the security pursuant to procedures approved by the Board of Trustees. Event-linked bonds and similar restricted securities are valued on a weekly basis and on the last business day of each month. The Adviser monitors event-linked bonds daily for significant events that could affect the value of these investments.

Participation Notes and Preference Shares (“Quota Shares”) and private fund units are valued using at least one firm bid from an independent market maker. In the event that the Trust’s pricing vendor is unable to provide a market maker firm bid for Quota Shares, the Adviser will use an indicative price or firm bid as the price of the security (or average, if multiple such prices) provided that the Committee determines that the indicative price or firm bid is reasonable.

14	Stone Ridge Funds	Annual Report	October 2014

Notes to Financial Statements	October 31, 2014

The committee will use internal and/or independent external models to generate marks for the security. If the internal and/or independent external marks are within a predetermined range of the indicative price or firm bid, then the Committee may deem the indicative price or firm bid as reasonable. If the pricing sources above are not available, the Committee will fair value the security pursuant to procedures approved by the Board of Trustees. Quota Shares and private fund units are valued on a weekly basis and on the last business day of each month. The Adviser monitors Quota shares and private fund units daily for significant events that could affect the value of these investments.

If market values are not readily available (including in cases where available market quotations are deemed to be unreliable or infrequent), the Fund’s investments will be valued as determined in good faith pursuant to policies and procedures approved by the Board (“fair value pricing”). In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate as further described below. The Committee has the responsibility for overseeing the implementation of the Fund’s valuation procedures and fair value determinations made on behalf of the Board. For purposes of determining Fair Value of securities, the Committee may use (or make use of) a variety of valuation methodologies, including, without limitation: (i) mathematical techniques that refer to the prices of similar or related securities; (ii) a percentage increase or decrease across all securities of a region, country or industry affected by a significant event; (iii) a multiple of earnings; (iv) a discount from market of a similar freely traded security; (v) the yield to maturity of debt securities; (vi) the recommendation of a pricing service; (vii) a single broker’s (or insurance company’s) quote; (viii) recent primary and/or secondary market transactions that the Fund believes to be comparable; (ix) modeling or development of events; or (x) any combination of the above. Fair value pricing may require subjective determinations about the value of an asset or liability. Fair values used to determine the Fund’s NAVs may differ from quoted or published prices, or from prices that are used by others, for the same investments. The use of fair value pricing may not always result in adjustments to the prices of securities or other assets or liabilities held by the Fund and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of such security.

The Fund has adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurement) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

Level 1: Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2: Significant inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active and firm bids from brokers or market makers which are not publically available;

Level 3: Significant inputs that are unobservable.

Inputs are used in applying the various valuation techniques and broadly refer to the assumptions that market participants use to make valuation decisions, including assumptions about risk. A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. However, the determination of what constitutes “observable” requires significant judgment by the Adviser. The Adviser considers observable data to be that market data which is readily available, regularly distributed or updated, reliable and verifiable, not proprietary, and provided by independent sources that are actively involved in the relevant market. The categorization of a financial instrument within the hierarchy is based upon the pricing transparency of the instrument and does not necessarily correspond to the Adviser’s perceived risk of that instrument.

Stone Ridge Funds	Annual Report	October 2014	15

Notes to Financial Statements	October 31, 2014

There were no transfers between Levels during the reporting period. Transfers between levels are recognized at the end of the reporting period. The following table summarizes the inputs used to value the Fund’s investments as of October 31, 2014:

DESCRIPTION	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Stone Ridge Reinsurance Risk Premium Interval Fund
Assets
Event-Linked Bonds
Global	$—	$20,224,933	$8,929,784	$29,154,717
United States	—	122,205,980	2,252,640	124,458,620
Total Event-Linked Bonds	—	142,430,913	11,182,424	153,613,337
Participation Notes (Quota Shares)(1)	—	—	19,925,877	19,925,877
Preference Shares (Quota Shares)(1)	—	—	778,956,928	778,956,928
Private Fund Units(1)	—	—	48,992,065	48,992,065
Money Market Funds	1,988,084	—	—	1,988,084

Total Assets	$1,988,084	$142,430,913	$859,057,294	$1,003,476,291

(1)	For further security characteristics, see the Fund’s Schedule of Investments.

Below is a reconciliation that details the activity of securities in Level 3 during the current fiscal period:

	STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
	EVENT- LINKED BONDS	PARTICIPATION NOTES (QUOTA SHARES)	PREFERENCE SHARES (QUOTA SHARES)	PRIVATE FUND UNITS
Beginning Balance(2)	$—	$—	$—	$—
Purchases	10,987,000	16,425,000	709,914,062	42,500,000
Sales	—	—	—	—
Realized gains	—	—	—	—
Realized losses	—	—	—	—
Change in unrealized appreciation	195,424	3,500,877	69,042,866	6,492,065
Transfers in/(out) of Level 3	—	—	—	—
Ending Balance—October 31, 2014	$11,182,424	$19,925,877	$778,956,928	$48,992,065

(2)	Commencement of operations was December 9, 2013.

The following table summarizes the quantitative inputs used for investments categorized as Level 3 of the fair value hierarchy as of October 31, 2014:

Reinsurance Risk Premium Interval Fund

TYPE OF SECURITY	INDUSTRY	FAIR VALUE AT 10/31/14	VALUATION TECHNIQUES	UNOBSERVABLE INPUTS	RANGE
Participation Notes (Quota Shares)	Financial Services	$19,925,877	Insurance industry loss model	Estimated losses: Estimated premiums earned:	46,000 - 1,723,000 1,011,000 - 7,517,000

Preference Shares (Quota Shares)	Financial Services	$735,257,111	Insurance industry loss model	Estimated losses: Estimated premiums earned:	28,000 - 45,336,000 75,000 - 73,672,000

Private Fund Units	Financial Services	$48,992,065	Insurance industry loss model	Estimated losses: Estimated premiums earned:	105,000 - 913,000 2,752,000 - 10,654,000

The Level 3 securities not listed above were priced using an indicative bid.

Unobservable inputs included original transaction price, losses from severe weather events, and changes in market risk spread of comparable securities (including catastrophe bonds with similar risk profiles). Significant increases in the market risk spread of comparable instruments or severe weather losses in isolation would result in a significantly lower fair value measurement. A high amount of loss from severe weather may also increase market risk spreads. Quota shares are monitored daily for significant events that could affect the value of the instruments.

16	Stone Ridge Funds	Annual Report	October 2014

Notes to Financial Statements	October 31, 2014

The Fund did not hold any derivative instruments during the period ended October 31, 2014.

(b) Use of Estimates The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(c) Indemnifications In the normal course of business the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements cannot be known; however, the Fund expects any risk of loss to be remote.

(d) Federal Income Taxes The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required.

(e) Event-Linked Bonds Event-linked bonds are variable rate debt securities for which the return of principal and payment of interest are contingent on the non-occurrence of a specified trigger event(s) that leads to economic and/or human loss, such as an earthquake of a particular magnitude or a hurricane of a specific category. The most common types of event-linked bonds are known as “catastrophe” or “CAT” bonds. In most cases, the trigger event(s) will not be deemed to have occurred unless the event(s) happened in a particular geographic area and was of a certain magnitude (based on independent scientific readings) or caused a certain amount of actual or modeled loss. If the trigger event(s) occurs prior to a bond’s maturity, the Fund may lose all or a portion of its principal and forgo additional interest payments. In this regard, event-linked bonds typically have a special condition that states that if the issuer (i.e., an insurance or reinsurance company) suffers a loss from a particular pre-defined catastrophe, then the issuer’s obligation to pay interest and/or repay the principal is either deferred or completely forgiven. For example, if a Fund holds a bond which covers an insurer’s losses due to a hurricane with a “trigger” at $1 billion and a hurricane hits causing $1 billion or more in losses to such insurer, then the Fund will lose all or a portion of its principal invested in the bond and forgo any future interest payments. If the trigger event(s) does not occur, the Fund will recover its principal plus interest. Interest typically accrues and is paid on a quarterly basis. Although principal typically is repaid only on the maturity date, it may be repaid in installments, depending on the terms of the bond. The Fund may invest in event-linked bonds directly or indirectly through certain derivative instruments. Event-linked swaps are derivative instruments that are typically contingent, or formulaically related to defined trigger events. Trigger events include hurricanes, earthquakes and weather-related phenomena.

(f) Quota Shares Quota Shares are a form of proportional reinsurance in which an investor participates in the premiums and losses of a reinsurer’s portfolio according to a pre-defined percentage. For example, under a 20% quota-share agreement, a special purpose vehicle (“SPV”) would obtain 20% of all premiums of the subject portfolio while being responsible for 20% of all claims, and the Fund, as holder of a Quota Share Note issued by the SPV, would be entitled to its pro rata share of the premiums received by the SPV and would be responsible for its pro rata share of the claims up to the total amount invested.

(g) Distributions to Shareholders The Fund intends to distribute to its shareholders any net investment income and any net realized long- or short-term capital gains, if any, at least annually. Distributions are recorded on ex-dividend date. The Fund may periodically make reclassifications among certain of its capital accounts as a result of the characterization of certain income and realized gains determined annually in accordance with federal tax regulations that may differ from generally accepted accounting principles.

(h) Foreign Securities and Currency Transactions The Fund’s books and records are maintained in U.S. dollars. Foreign currency denominated transactions (i.e. market value of investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The Fund isolates that portion of results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held and it is reported as realized gains on currency translation and change in unrealized appreciation on foreign currency related items on the Fund’s statement of operations.

Stone Ridge Funds	Annual Report	October 2014	17

Notes to Financial Statements	October 31, 2014

The Fund may invest in event-linked securities issued by foreign sovereigns and foreign entities that are corporations, partnerships, trusts or other types of business entities. Because the majority of event-linked security issuers are domiciled outside the United States, the Fund will normally invest significant amounts of its assets in non-U.S. entities. Certain SPVs in which the Fund invests may be sponsored by non-U.S. ceding insurers that are not subject to the same regulation as that to which U.S. ceding insurers are subject. Such SPVs may pose a greater risk of loss, for example due to less stringent underwriting and/or risk-retention requirements. The Fund’s investments consist partially of event-linked bonds which provide the Fund with contractual rights under the terms of the bond issuance. While the contractual rights of event-linked bonds issued are similar whether they are issued by a U.S. issuer or a non-U.S. issuer, there may be certain additional risks associated with non-U.S. issuers. For example, foreign issuers could be affected by factors not present in the U.S., including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards, less publicly available financial and other information, potential difficulties in enforcing contractual obligations, and increased costs to enforce applicable contractual obligations outside the U.S. Settlements of securities transactions in foreign countries are subject to risk of loss, may be delayed and are generally less frequent than in the U.S., which could affect the liquidity of the Fund’s assets.

(i) Other Investment transactions are recorded on the trade date. Dividend income, less any foreign tax withheld, is recognized on the ex-dividend date and interest income is recognized on an accrual basis, including amortization/accretion of premiums or discounts. Discounts and premiums on securities purchased are amortized over the lives of the respective securities using the constant yield method.

(j) Restricted Securities The Fund may invest a substantial portion of its assets in securities that are restricted, but eligible for purchase and sale by certain qualified buyers pursuant to Rule 144A under the Securities Act of 1933, as amended, as well as other restricted securities. Restricted securities may be resold in transactions that are exempt from registration under Federal securities laws or if the securities are publically registered. Restricted securities may be deemed illiquid.

3. Federal Tax Matters

Provisions for federal income taxes or excise taxes have not been made since the Fund has elected to be taxed as Regulated Investment Companies and intends to distribute substantially all taxable income to shareholder and otherwise comply with the provisions of the Internal Revenue Code applicable to Regulated Investment Companies. Distributions from net realized gains for book purposes may include short-term capital gains which are included as ordinary income to shareholders for tax purposes. Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. The reclassifications have no effect on net assets or net asset value per share.

For the period ended October 31, 2014, the effect of permanent “book/tax” reclassifications resulted in increases and decreases to components of the Fund’s net assets as follows:

For the period ended October 31, 2014.

	UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS)	ACCUMULATED NET REALIZED GAIN/(LOSS)	PAID IN CAPITAL
Reinsurance Risk Premium Interval Fund	$72,409	$(40,777)	$(31,632)

These differences primary relate to foreign currency gains/losses and investments in passive foreign investment companies (PFICs).

18	Stone Ridge Funds	Annual Report	October 2014

Notes to Financial Statements	October 31, 2014

As of October 31, 2014, the components of accumulated earnings (losses) for income tax purposes were as follows:

REINSURANCE RISK PREMIUM INTERVAL FUND
Tax cost of Investments	$1,016,150,154
Unrealized Appreciation	95,203,079
Unrealized Depreciation	(107,876,942)
Net unrealized depreciation	(12,673,863)

Undistributed ordinary income	83,998,494
Undistributed long-term gains	—
Total undistributed earnings	83,998,494
Net unrealized depreciation	(12,673,863)
Other accumulated gain	1,013,363
Total accumulated earnings	$72,337,994

The difference between book-basis and tax-basis unrealized depreciation is attributable primarily to mark-to-market adjustments on PFICs.

There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal period-end October 31, 2014, which is the Fund’s only open tax year. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

4. Agreements

(a) Investment Advisory Agreement Stone Ridge Asset Management LLC (“Stone Ridge” or the “Adviser”) is the investment adviser of the Funds. The Adviser was organized as a Delaware limited liability company in 2012. The Adviser’s primary business is to provide a variety of investment management services, including an investment program for the Fund. The Adviser is responsible for all business activities and oversight of the investment decisions made for the Fund.

In return for providing management services to the Funds, the Fund pays the Adviser an annual fee of 2.00% of that Fund’s average daily net assets.

(b) Custodian, Administrator, and Transfer Agent The custodian to the Trust is U.S. Bank, N.A. The administrator and transfer agent to the Trust is U.S. Bancorp Fund Services, LLC, an affiliate of U.S. Bank, N.A.

(c) Distributor Quasar Distributors, LLC (the “Distributor”), an affiliate of U.S. Bank, N.A., serves as the Fund’s distributor.

5. Services Agreement

Pursuant to a Services Agreement (the “Services Agreement”), the Fund pays Stone Ridge Asset Management LLC (the “Servicing Agent”) a fee of 0.10% of the average daily net assets of the Fund for the services provided and expenses incurred under the Services Agreement. The Servicing Agent appoints broker-dealer firms and other service firms to provide services including investor services and administrative assistance for persons who are investors in the Fund.

6. Organization and Offering Costs

Organization costs consist of costs incurred to establish the Fund and enable it to legally do business. All organization costs of $57,241 were paid by the Adviser. Offering costs include state registration fees and legal fees regarding the preparation of the initial registration statement. Offering costs are accounted for as deferred costs until operations begin. Offering costs are then amortized to expense over twelve months on a straight-line basis. These offering expenses were advanced by the Adviser, subject to recovery. The total amount of the offering costs incurred by the Fund is $297,480.

7. Related Parties

Certain officers of the Trust are also employees of the Adviser. The Officers, with the exception of a portion of the Chief Compliance Officer’s salary, are not compensated by the Trust.

Stone Ridge Funds	Annual Report	October 2014	19

Notes to Financial Statements	October 31, 2014

8. Investment Transactions

The aggregate purchases and sales of securities (excluding short-term securities) by the Fund for the period ended October 31, 2014 were as follows:

Non U.S. Government
Purchases	$906,523,463
Sales	$4,169,352

9. Capital Share Transactions

STONE RIDGE REINSURANCE RISK PREMIUM INTERVAL FUND
PERIOD ENDED OCTOBER 31, 2014(1)
Shares sold	93,966,278
Shares issued to holders in reinvestment of dividends	—
Shares redeemed	(1,548,095)
Net increase in shares	92,418,183
Shares outstanding:
Beginning of period	10,000
End of period	92,428,183

(1)	The Fund commenced operations on December 9, 2013.

The shares repurchased were done so in accordance with Section 23(c) of the 1940 Act as follows:

REPURCHASE REQUEST DEADLINE	REPURCHASE OFFER AMOUNT (SHARES)	SHARES TENDERED
May 14, 2014	5,626,779	868,655
August 6, 2014	6,874,892	679,440

10. Subsequent Events Evaluation

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments.

11. Additional Information

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, a portion of its outstanding shares at Net Asset Value.

20	Stone Ridge Funds	Annual Report	October 2014

Report of Independent Registered Public Accounting Firm	October 31, 2014

The Board of Trustees and Shareholders of Stone Ridge Trust II

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Stone Ridge Reinsurance Risk Premium Interval Fund (the Fund) as of October 31, 2014, and the related statement of operations, cash flows, and changes in net assets, and the financial highlights for the period from December 9, 2013 (commencement of operations) to October 31, 2014. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Stone Ridge Reinsurance Risk Premium Interval Fund at October 31, 2014, the results of its operations, cash flows, changes in its net assets, and the financial highlights for the period from December 9, 2013, to October 31, 2014, in conformity with U.S. generally accepted accounting principles.

New York, NY

December 29, 2014

Stone Ridge Funds	Annual Report	October 2014	21

Expense Example (Unaudited)

As a shareholder of the Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”), you incur ongoing costs, including investment advisory fees and shareholder servicing fees, and other Fund expenses, which are indirectly paid by shareholders. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period.

Actual Expenses

The first line of each of the table below provides information about actual account values and actual expenses. However, the table does not include shareholder specific fees, such as the $15.00 fee charged for wire redemptions by the Fund’s transfer agent. The table also does not include portfolio trading commissions and related trading costs. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example For Comparison Purposes

The second line on the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios of the Fund and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other fund. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relevant total cost of owning different funds.

Stone Ridge Reinsurance Risk Premium Interval Fund

	BEGINNING ACCOUNT VALUE MAY 1, 2014	ENDING ACCOUNT VALUE OCTOBER 31, 2014	EXPENSES PAID DURING PERIOD* MAY 1, 2014 – OCTOBER 31, 2014
Actual	$1,000.00	$1,064.80	$12.59
Hypothetical (5%annual return before expenses)	$1,000.00	$1,013.01	$12.28

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 2.42%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the partial year period.

22	Stone Ridge Funds	Annual Report	October 2014

Additional Information (Unaudited)

1. Board Approval of the Continuation of the Investment Management Agreement

Throughout the year, the Board of Trustees (the “Board”) of Stone Ridge Trust II (the “Trust”), including the members of the Board who are not “interested persons” of the Trust (as that term is defined in the Investment Company Act of 1940, as amended) (the “Independent Trustees”), considers matters bearing on the investment management agreement (the “Investment Management Agreement”) between Stone Ridge Asset Management LLC (the “Adviser”) and the Trust, on behalf of Stone Ridge Reinsurance Risk Premium Interval Fund (the “Fund”). On an annual basis, the Board, including the Independent Trustees, holds an in-person meeting to determine whether to approve the continuation, ordinarily for an additional one-year period, of the Investment Management Agreement.

At an in-person meeting held on October 17, 2014, the Board, including a majority of the Independent Trustees, considered and approved the continuation for a one-year period of the Investment Management Agreement between the Adviser and the Trust on behalf of the Fund. In evaluating the Investment Management Agreement, the Board considered information and materials furnished by the Adviser in advance of and at the meeting and was afforded the opportunity to request additional information and to ask questions of the Adviser to obtain information that it believed to be reasonably necessary to evaluate the terms of the Investment Management Agreement. In addition, as part of this process, the Independent Trustees had the opportunity to meet in executive session with legal counsel to the Trust without representatives of the Adviser present.

The Board’s consideration of the Investment Management Agreement included but was not limited to: (1) the nature, extent, and quality of the services provided by the Adviser; (2) the investment performance of the Fund and the Adviser; (3) the cost of the services provided and the profits and other benefits realized by the Adviser from its relationship with the Fund; and (4) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect such economies of scale for the benefit of shareholders of the Fund. In determining whether to approve the continuation of the Investment Management Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative; individual trustees may have evaluated the information presented differently from one another, giving different weights to various factors.

In considering the nature, extent, and quality of the services provided by the Adviser, the Board considered the investment management services provided by the Adviser, including the management of the Fund’s portfolio in accordance with its investment objective, investment policies, investment restrictions and applicable law; investment selection and monitoring; selection of trading counterparties; the creation and implementation of ongoing risk management strategies and the oversight and/or implementation of policies and procedures necessary to fulfill these responsibilities. The Board also considered other services provided by the Adviser, including monitoring potential conflicts of interest and maintaining regulatory compliance programs for the Funds. The Board reviewed the qualifications and professional backgrounds of each person who provides significant advisory or other services to the Fund under the Investment Management Agreement and analyzed the Adviser’s ongoing ability to service the Fund through such research and advisory personnel. Based on this and related information, the Board, including the Independent Trustees, concluded that the nature, extent and quality of services supported the continuation of the Investment Management Agreement.

In considering the investment performance of the Fund and the Adviser, the Board reviewed information provided by the Adviser relating to the Fund’s performance (net of fees) together with the performance of the Fund’s corresponding index. The Board also reviewed similar performance information for other comparable registered investment funds managed by the Adviser. The Board considered the Adviser’s explanation that there are very few, if any, funds that follow investment strategies similar to that of the Fund due to the unique nature of the Fund’s investment strategy among registered funds, thus making it difficult to identify appropriate peer groups for the Fund. The Board took into consideration that, given the recent commencement of operations of the Fund, the Fund had a limited operating history upon which to evaluate its investment performance. The Board, including the Independent Trustees, concluded that the Fund’s performance and/or other relevant factors supported the renewal of the Investment Management Agreement.

In considering the cost of services provided and the benefits realized by the Adviser from its relationship with the Fund, the Board analyzed the fees paid under the Investment Management Agreement and the expense ratio for the Fund. The Board took into consideration information provided by the Adviser relating to the Adviser’s financial health, profitability and the benefits that the Adviser derives from the Investment Management Agreement. The Board also noted that the Adviser may receive reputational benefits from its relationship with the Fund. Based on the foregoing information and other factors deemed relevant, the Board, including the Independent Trustees, concluded that the advisory fee

Stone Ridge Funds	Annual Report	October 2014	23

Additional Information (Unaudited)

arrangements applicable to the Fund pursuant to the Investment Management Agreement was fair and reasonable and that the costs of the services the Adviser provided and the related benefits to the Adviser in respect of its relationship with the Fund supported the continuation of the Investment Management Agreement.

Finally, the Board considered the extent to which economies of scale in the provision of services by the Adviser would be realized as the Fund grows and whether the Fund’s fee levels reflect such economies of scale, such as through breakpoints in the investment advisory fee or through expense waiver or limitation arrangements. The Trustees took into consideration that, while the Fund was not subject to a contractual expense limitation agreement, the Adviser generally sets the expense limitations for a fund, if any, at levels that it believes reflect market levels for the advisory services provided and that seek to ensure that the levels of fees and profitability to the Adviser do not exceed appropriate levels as the fund grows. After reviewing this and related information, the Board, including the Independent Trustees, concluded that the extent to which economies of scale currently are shared with the Fund supported the continuation of the Investment Management Agreement.

Based on a consideration and evaluation of all factors deemed to be relevant, including the foregoing matters and the Board’s determination that the continuation of the Investment Management Agreement was in the best interests of the shareholders, the Board, including the Independent Trustees, concluded that the Investment Management Agreement should be continued for a one-year period.

2. Disclosure Regarding Fund Trustees and Officers

Independent Trustees(1)
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS
Jeffery Ekberg (1965)	Trustee	since 2013	Principal, TPG Capital, L.P., until 2011; Chief Financial Officer, Newbridge Capital, LLC, until 2011	10	TPG Capital, LLC and affiliates (sponsored investment funds), until 2011.

Daniel Charney (1970)	Trustee	since 2013	Cowen Group, since 2012; Jefferies & Co., until 2011	10	None.

Interested Trustee
NAME (YEAR OF BIRTH)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY TRUSTEE(3)	OTHER DIRECTORSHIPS / TRUSTEESHIPS HELD BY TRUSTEE DURING THE PAST 5 YEARS

Ross Stevens(4) (1969)	Trustee, Chairman	since 2013	Founder of Stone Ridge Asset Management LLC (“Adviser”), Chief Executive Officer and President of the Adviser, since 2012, Magnetar Capital (Investment Committee and Co-Head of Portfolio Managers Committee), until 2012	10	None.

(1)	Trustees who are not “interested persons” of the Trust as defined in the 1940 Act.
(2)	Each Trustee serves until resignation or removal from the Board.
(3)	Fund Complex includes the Stone Ridge Trust, another investment company managed by the Adviser.
(4)	Mr. Stevens is an “interested person” of the Trust, as defined in Section 2(a)(19) of the 1940 Act, due to his position with Stone Ridge Asset Management LLC.

24	Stone Ridge Funds	Annual Report	October 2014

Additional Information (Unaudited)

The Statement of Additional Information includes additional information about the Fund’s Trustees and is available free of charge upon request by calling the Funds toll free at 1.855.609.3680

Officers
NAME (YEAR OF BIRTH) AND ADDRESS (1)	POSITION(S) HELD WITH THE TRUST	TERM OF OFFICE AND LENGTH OF TIME SERVED(2)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
Ross Stevens (1969)	President and Chief Executive Officer	since 2013	Founder of Stone Ridge Asset Management LLC (“Adviser”), Chief Executive Officer and President of the Adviser, since 2012; prior to that Magnetar Capital (Investment Committee and Co-Head of Portfolio Managers Committee).
Jane Korach (1974)	Chief Compliance Officer and Secretary	since 2013	General Counsel of the Adviser, since 2012; prior to that General Counsel and CCO at Owl Creek Asset Management.
Patrick Kelly (1978)	Treasurer and Principal Financial Officer	since 2013	Chief Operating Officer of the Adviser, since 2012; prior to that Chief Operating Officer of Quantitative Strategies at Magnetar Capital.

(1)	Each Officer’s mailing address is c/o Stone Ridge Asset Management LLC, 405 Lexington Avenue, 55th Floor, New York, NY 10174.
(2)	The term of office of each officer is indefinite.

3. Availability of Quarterly Portfolio Holdings Schedules

The Fund is required to file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available without charge, upon request on the SEC’s website (http://www.sec.gov) and may be available by calling 1.855.609.3680. You may also obtain copies at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330.

4. Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge by calling 1.855.609.3680 and on the SEC’s website (http://www.sec.gov). The Fund is required to file how they voted proxies related to portfolio securities during the most recent 12-month period ended June 30. The information is available without charge, upon request by calling 1.855.609.3680 and on the SEC’s website (http://www.sec.gov).

Stone Ridge Funds	Annual Report	October 2014	25

Investment Adviser

Stone Ridge Asset Management, LLC

405 Lexington Avenue, 55th Floor

New York, NY 10174

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

Quasar Distributors, LLC

615 East Michigan Street

Milwaukee, WI 53202

Administrator, Transfer Agent and Dividend Disbursing Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

                                                             YQANNU

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Jeffery Ekberg is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant. The Trust began operations during the fiscal year ended October 31, 2014. As such, there is no information listed for the prior fiscal year.

	FYE 10/31/2014	FYE 10/31/2013
Audit Fees	$95,000	N/A
Audit-Related Fees	$0	N/A
Tax Fees	$21,750	N/A
All Other Fees	$0	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2014	FYE 10/31/2013
Audit-Related Fees	0%	N/A
Tax Fees	0%	N/A
All Other Fees	0%	N/A

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2014	FYE 10/31/2013
Registrant	$21,750	N/A
Registrant’s Investment Adviser	$0	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

I.	Governing Standards

Adviser has adopted written proxy voting policies and guidelines (“the Proxy Policy”) as required under Rule 206(4)-6 (the “Rule”) of the Investment Advisers Act of 1940 (“Advisers Act”). In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, waivers and consents under applicable indentures. The Proxy Policy, which has been designed to ensure that Adviser votes proxies in the best interest of its clients and provides clients with information about how their proxies are voted, contains procedures to mitigate conflicts of interests between clients and Adviser and its advisory affiliates1 when voting proxies.

II.	Policy

The Proxy Policy applies to those client accounts that contain voting securities and for which Adviser has been delegated the authority to vote client proxies. When voting proxies for client accounts, Adviser’s primary objective is to make voting decisions solely in the best interest on behalf of all clients for which it manages assets. The Adviser has selected an unaffiliated third party proxy research and voting service, Institutional Shareholder Services Inc. (“ISS” or “Proxy Voting Service”) to assist it in researching, recordkeeping and voting of proxies.

With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to Adviser as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines, ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines have been approved by Adviser, and though Adviser intends to vote consistent with the voting recommendation of the Proxy Voting Service, upon the recommendation of the applicable portfolio managers, Adviser may determine to override any recommendation made by the Proxy Voting Service or abstain from voting. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, Adviser may determine to vote on the proposals directly.

With respect to the voting of proxies relating to fixed income securities or other debt instruments, the Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of the Funds and their shareholders.

Adviser may determine not to vote a proxy for a debt or equity security if: (1) the effect on the applicable economic interests or the value of the portfolio holding is insignificant in relation to an individual’s account portfolio or in the aggregate with all clients; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) Adviser otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In addition, neither Adviser nor the Proxy Voting Service will be able to vote for any securities on loan by an account. In the event that Adviser is aware of a material vote on behalf of the mutual fund and Adviser has the ability to call back loans and is aware of the securities on loan by the custodian, Adviser may call back the loan and vote the proxy if time permits.

Adviser will not accept direction on how to vote individual proxies for which it has voting responsibility from any other person or organization other than the research and information provided by its independent Proxy Voting Service, subject to specific provisions in a client’s account documentation related to exception voting. In fulfilling its obligations to clients, Adviser will act in a manner deemed to be prudent and diligent and which is intended to enhance the economic value of the underlying securities held in client accounts.

[1]	A firm’s advisory affiliates are defined in this Policy to include: 1) all officers, partners, directors (or any person performing similar functions); 2) all persons directly or indirectly controlling or controlled by the adviser; and 3) all current employees.

III.	Conflicts of Interest Procedures

For voting of securities, Adviser believes that application of the guidelines to vote proxies should, in most cases, adequately address any possible conflicts of interest since the guidelines are predetermined. However, the potential for conflicts of interest exists to the extent the portfolio managers have discretion to vote differently than the guidelines. As a general practice, Adviser will vote in accordance with the voting recommendation provided by the Proxy Voting Service. In the event that Adviser wishes to vote against the independent voting recommendation, Adviser requires Chief Compliance Officer (“CCO”) approval prior to a vote being cast.

For voting of fixed income securities, Adviser believes the potential for material conflicts of interest to arise between the interests of the client and the interests of Adviser is limited. However, there may be a potential for a conflict of interest which Adviser or its related persons or entities may be a named party to, or participating in a bankruptcy work-out or other similar committee with respect to the issuer. In such instances the portfolio manager must notify the CCO prior to casting any decision on behalf of clients.

Upon the identification or notice received by the CCO that there is a conflict of interest with respect to casting a vote, the CCO will discuss the proxy with the relevant portfolio manager(s) and other senior management in order to determine if the conflict is material. In instances where a portfolio manager proposes to vote a proxy inconsistent with the Guidelines and a potential immaterial conflict is identified, the CCO will review the proxy votes in order to determine whether a portfolio manager’s voting rationale appears reasonable. Upon the detection of a material conflict of interest, the CCO has final decision-making authority regarding Adviser’s course of action for the proxy. The CCO’s determination will be based on maximizing value for Adviser’s Clients.

IV.	Voting Guidelines

For accounts that invest in voting securities, Adviser has approved the ISS’ U.S. Proxy Voting Summary Guidelines. These guidelines are intended to provide a general overview of ISS’ United States Policy Guidelines by highlighting the key policies that ISS applies to companies listed in the United States. However, ISS’ analysis is on a case-by-case basis, taking into consideration sector, industry and business performance factors.

For a list of the voting guidelines please visit:

http://www.issgovernance.com/policy/2013/policy_information

V.	Amendment

Adviser may, from time to time, amend this Policy, and/or adopt such interpretations of this Policy as it deems appropriate provided, however, that such changes are approved by Adviser management.

Adviser will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. All reports and any other information filed with Adviser pursuant to this Policy shall be treated as confidential, except that the same may be disclosed to Adviser’s management, any regulatory or self-regulatory authority or agency upon its request, or as required by law or court or administrative order. All records of Adviser’s proxy voting policies and voting activity are retained in accordance with
Rule 204 2(C)(2) of the Advisers Act.

VI.	Information Available to Clients

If you require additional information on this policy or on how proxies were voted, please contact the CCO.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

Information is presented as of December 5, 2014

Robert Gutmann, Alexander Nyren, Ross Stevens and Yan Zhao are the Co-Portfolio Managers of the Fund. Each of the Co-Portfolio Managers has been with the Fund since inception. Each of the Co-Portfolio also is a Co-Portfolio Manager of other registered investment companies, including mutual funds.

Robert Gutmann. Robert Gutmann, Co-Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Nyren, Mr. Stevens and Ms. Zhao. Mr. Gutmann is a co-Founding Partner of Stone Ridge. Prior to joining Stone Ridge, Mr. Gutmann was the head of Delta-One Synthetic Solutions Group at RBC Capital Markets. He started his career at Morgan Stanley, where he became a senior trader in the Delta-One Structured Products group. Mr. Gutmann received his B.A. in Mathematics and Music from Columbia University.

Alexander Nyren. Alexander Nyren, Co-Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Stevens and Ms. Zhao. Prior to joining Stone Ridge, Mr. Nyren was a Principal in the insurance practice of Oliver Wyman. Previously, he was a Vice President at Barclays Capital/Lehman Brothers, where he structured insurance-linked securities, including approximately $1.4 billion of catastrophe bonds. Mr. Nyren received an MPhil in Economics from the University of Cambridge and a BA with highest honors in Applied Mathematics from Harvard University.

Ross Stevens. Ross Stevens, Co-Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren and Ms. Zhao Mr. Stevens is the Founder of Stone Ridge. Prior to founding Stone Ridge, Mr. Stevens was a member of the Investment Committee and Co-Head of the Portfolio Managers Committee at Magnetar Capital. Previously, he was Global Co-Head of Equities at Jefferies and Global Head of Electronic Trading at Bank of America. Mr. Stevens started his career in quantitative research at Goldman Sachs Asset Management after receiving his PhD in Finance and Statistics from University of Chicago (Booth) and his BSE in Finance from University of Pennsylvania (Wharton).

Yan Zhao. Yan Zhao, Co-Portfolio Manager of the Fund, is responsible for the day-to-day management of the Fund and its investments jointly with Mr. Gutmann, Mr. Nyren and Mr. Stevens. Prior to joining Stone Ridge, Ms. Zhao was a senior management consultant at the Boston Consulting Group. Ms. Zhao started her career at Morgan Stanley, where she traded delta-one structured products with Mr. Gutmann. Ms. Zhao holds an MBA from Harvard Business School and a BA with honors in Economics from Harvard University.

(a)(2)

Information is provided as of October 31, 2014

In addition to the Fund, the table below identifies the number of accounts for which Mr. Gutmann, Mr. Nyren, Mr. Stevens and Ms. Zhao have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Gutmann	9	$2,787	0	$0	0	$0
Alexander Nyren	3	$2,122	0	$0	0	$0
Ross Stevens	9	$2,787	0	$0	0	$0
Yan Zhao	3	$2,122	0	$0	0	$0

The table below identifies the number of accounts for which Mr. Gutmann, Mr. Nyren, Mr. Stevens and Ms. Zhao have day-to-day management responsibilities and the total assets in such accounts with respect to which the advisory fee is based on the performance of the account, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies for which the Adviser receives a performance-based fee		Other Pooled Investment Vehicles managed for which the Adviser receives a performance-based fee		Other Accounts managed for which the Adviser receives a performance-based fee
Portfolio Manager	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Robert Gutmann	0	$0	0	$0	0	$0
Alexander Nyren	0	$0	0	$0	0	$0
Ross Stevens	0	$0	0	$0	0	$0
Yan Zhao	0	$0	0	$0	0	$0

Potential Conflicts of Interest

The Adviser and the Fund have adopted compliance policies and procedures that are designed to avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest. The Adviser attempts to address these potential conflicts of interest through various compliance policies that are generally intended to place all accounts, regardless of fee structure, on the same footing for investment management purposes. The Adviser has adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds. The Adviser’s trade allocation policies generally provide that each day’s transactions in securities that are purchased or sold by multiple accounts are averaged as to price and allocated between the funds in a manner that is equitable to each fund and in accordance with the amount being purchased or sold by each fund. Trade allocations are reviewed on a periodic basis as part of the Adviser’s trade oversight procedures in an attempt to ensure fairness over time across funds and to monitor whether any fund is systematically favored over time. There is no guarantee, however, that the policies and procedures adopted by the Adviser and the Fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear.

These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds may devote unequal time and attention to the management of those funds. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of the funds as might be the case if he were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds, the opportunity may be allocated among these several funds, which may limit the fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the fund for which he exercises investment responsibility, or may decide that certain of the funds should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds. Similarly, the Adviser or its personnel may take positions that are different from those taken by one or more funds.

Selection of Brokers/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds than to others.

Related Business Opportunities. The Adviser or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds that provide greater overall returns to the Adviser and its affiliates.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to a portfolio manager differ among the fund that he manages. If the structure of the Adviser’s management fee and/or a portfolio manager’s compensation differs among funds (such as where certain funds pay higher management fees), a portfolio manager might be motivated to help certain funds over others. A portfolio manager might be motivated to favor funds in which he has an interest or in which the Adviser and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance a portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence a portfolio manager to lend preferential treatment to those funds that could most significantly benefit a portfolio manager.

(a)(3)

Information is provided as of October 31, 2014.

Portfolio managers receive a base salary and may also receive a bonus. Compensation of a portfolio manager is determined at the discretion of the Adviser. It may be based on a number of factors including the portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts, and the consistency with which he or she demonstrates kindness to other employees, trading counterparties, vendors, and clients. As a firm focused on beta, the compensation of portfolio managers is not based upon the performance of client accounts that the portfolio managers manage. The Adviser reviews the compensation of each portfolio manager at least annually.

(a)(4)

The following table shows the dollar range of equity securities of the Fund beneficially owned as of October 31, 2014 by the Fund’s current portfolio managers.

Portfolio Manager	Dollar Range of Equity Securities in the Fund
Robert Gutmann	$50,001 - $100,000
Alexander Nyren	$1,000 - $10,000
Ross Stevens	$100,001-$500,000
Yan Zhao	$10,001-$50,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c)

under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Stone Ridge Trust II

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President

Date January 8, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Ross Stevens
Ross Stevens, President

Date January 8, 2015

By (Signature and Title)*	/s/ Patrick Kelly
Patrick Kelly, Treasurer

Date January 8, 2015

*	Print the name and title of each signing officer under his or her signature.